                                                                    EXHIBIT 99.1

                               LETTER OF TRANSMITTAL

                          7 7/8% SENIOR NOTES DUE 2011
                                       OF
                            HQI TRANSELEC CHILE S.A.

                  PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
        ALL OF ITS OUTSTANDING UNREGISTERED 7 7/8% SENIOR NOTES DUE 2011
                        FOR 7 7/8% SENIOR NOTES DUE 2011

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 24, 2001 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED BY HQI
   TRANSELEC IN ITS SOLE DISCRETION.
   TENDERS OF UNREGISTERED 7 7/8% SENIOR NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

TO:  BANKERS TRUST COMPANY                      DEXIA BANQUE INTERNATIONALE A
     PRINCIPAL EXCHANGE AGENT                   LUXEMBOURG S.A.
                                                LUXEMBOURG EXCHANGE AGENT

     BY MAIL:                                   69, route d'Esch
     c/o BT Services Tennessee, Inc.            L2953, Luxembourg
     Reorganization Unit                        Attn: Transactional Execution Group
     P.O. Box 292737                            By: Telephone: (3-52) 4590-0001
     Nashville, TN 37229-2737                   Facsimile: (3-52) 4590-4227
     Fax: (615) 835-3701

     BY OVERNIGHT MAIL OR COURIER:
     c/o BT Services Tennessee, Inc.
     Corporate Trust & Agency Services
     Reorganization Unit
     648 Grassmere Park Road
     Nashville, TN 37211
     Confirm by Telephone:
     (615) 835-3572

     BY HAND:
     c/o Bankers Trust Company
     Corporate Trust & Agency Services
     Attn: Reorganization Department
     Receipt & Delivery Window
     123 Washington Street, 1st Floor
     New York, NY 10006
     Information: (800) 735-7777

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, WE RECOMMEND THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

    The undersigned acknowledges that he or she has received the prospectus, dated July 26, 2001 (the "Prospectus"), of HQI Transelec Chile S.A. ("HQI Transelec"), and this letter of transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute HQI Transelec's offer (the "Exchange Offer") to exchange up to $465,000,000 aggregate principal amount of new 7 7/8% senior notes due 2011, which are registered under the Securities Act of 1933, as amended, for any and all of its unregistered 7 7/8% senior notes due 2011 issued on April 17, 2001, pursuant to a registration statement of which the Prospectus is a part. The term "Expiration Date" shall mean 5:00 p.m. New York City time on August 24, 2001, unless HQI Transelec, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Whenever we refer to the unregistered 7 7/8% senior notes due 2011, we will refer to them as the "outstanding notes." Whenever we refer to the registered 7 7/8% senior notes due 2011, we will refer to them as the "new registered notes." All other terms used but not defined herein have the meaning given to them in the Prospectus.

    This Letter of Transmittal is to be used if (1) certificates representing outstanding notes are to be physically delivered to an Exchange Agent by Holders (as defined below), (2) the outstanding notes are to be tendered by book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer" or (3) if tender of the outstanding notes is to be made by Holders according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to an Exchange Agent.

    DELIVERY OF DOCUMENTS TO DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG DOES NOT CONSTITUTE DELIVERY TO AN EXCHANGE AGENT.

    The term "Holder" as used herein means any person in whose name outstanding notes are registered on the books of HQI Transelec or any other person who has obtained a properly completed bond power from the registered holder.

    Any Holder of outstanding notes who wishes to tender his, her or its outstanding notes must, prior to the Expiration Date, either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to an Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its outstanding notes, or (b) if a tender of outstanding notes is to be made by book-entry transfer to the account maintained by the Principal Exchange Agent at DTC, Euroclear or Clearstream Luxembourg, confirm such book-entry transfer, including the delivery of an Agent's Message (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal.

    Holders of outstanding notes whose certificates are not immediately available or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to an Exchange Agent on or prior to the Expiration Date, must tender their outstanding notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 1.)

    Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the outstanding notes validly tendered and not withdrawn and the issuance of the new registered notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, HQI Transelec shall be deemed to have accepted for exchange validly tendered outstanding notes when, as and if HQI Transelec has given written notice thereof to an Exchange Agent.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENTS. SEE INSTRUCTION 11.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

    Please list below the outstanding notes to which this letter of transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.

                                DESCRIPTION OF OUTSTANDING NOTES
-------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES)           CERTIFICATE NUMBER(S)             AGGREGATE PRINCIPAL
         OF HOLDER(S)                (ATTACH SIGNED LIST IF          AMOUNT TENDERED (IF LESS
  (PLEASE FILL IN, IF BLANK)*              NECESSARY)                       THAN ALL)**
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  TOTAL PRINCIPAL AMOUNT OF OUTSTANDING NOTES TENDERED:

  *Need not be completed by Holders tendering by book-entry transfer.
  **Need not be completed by Holders who wish to tender with respect to all outstanding notes listed. See instruction 2.

-------------------------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY DTC,
    EUROCLEAR OR CLEARSTREAM LUXEMBOURG TO THE PRINCIPAL EXCHANGE AGENT'S ACCOUNT AT DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG AND COMPLETE THE
    FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    DTC, Euroclear or Clearstream Luxembourg Book-Entry Account: _______________

    Transaction Code No.: ______________________________________________________

    Holders who wish to tender their outstanding notes and (i) whose outstanding notes are not immediately available, or (ii) who cannot deliver their outstanding notes, the Letter of Transmittal or any other required documents to the applicable Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE APPLICABLE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Holder(s) of outstanding notes: _________________________________

    Window Ticket No. (if any): ________________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Eligible Institution that Guaranteed Delivery: _____________________

    DTC, Euroclear or Clearstream Luxembourg Book-Entry Account No.: ___________

    If Delivered by Book-Entry Transfer:

             Name of Tendering Institution: ____________________________________

             Transaction Code No.: _____________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

LADIES AND GENTLEMEN:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to HQI Transelec the principal amount of outstanding notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of outstanding notes tendered hereby in accordance with this Letter of Transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, HQI Transelec all right, title and interest in and to the outstanding notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints each of the Exchange Agents its agent and attorney-in-fact (with full knowledge that the Exchange Agents also act as agents of HQI Transelec and the Principal Exchange Agent acts as Trustee under the Indenture for the outstanding notes and the new registered notes) with respect to the tendered outstanding notes with full power of substitution to (i) deliver certificates for such outstanding notes to HQI Transelec, or transfer ownership of such outstanding notes on the account books maintained by DTC, Euroclear or Clearstream Luxembourg, as the case may be, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, HQI Transelec and (ii) present such outstanding notes for transfer on the books of HQI Transelec and receive all benefits and otherwise exercise all rights of beneficial ownership of such outstanding notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the outstanding notes tendered hereby and to acquire the new registered notes issuable upon the exchange of the outstanding notes, and that HQI Transelec will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by HQI Transelec. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the new registered notes issued in exchange for the outstanding notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such outstanding notes directly from HQI Transelec for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an "affiliate" of HQI Transelec within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, PROVIDED that such new registered notes are acquired by a non-affiliate in the ordinary course of such holder's business and such holders have no arrangement or understanding with any person to participate in the distribution of such new registered notes.

    The undersigned Holder represents and warrants that (i) the new registered notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving the new registered notes, whether or not the person is the Holder, (ii) neither the undersigned Holder nor any other recipient of the new registered notes (if different than the Holder) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution of the outstanding notes or new registered notes, (iii) the Holder is not a broker-dealer, or is a broker-dealer but will not receive new registered notes for its own account, (iv) neither the Holder nor any other recipient is an "affiliate" of HQI Transelec within the meaning of Rule 405 of the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (v) the Holder is not acting on behalf of any person who could not truthfully make the foregoing representations.

    If the undersigned is a broker-dealer acquiring new registered notes for its own account, the undersigned further represents and warrants that (1) it acquired outstanding notes for the undersigned's own account as a result of market-making activities or other trading activities and not directly from HQI Transelec for resale pursuant to Rule 144A, Regulation S or other available exemptions under the Securities Act, (2) it has not entered into any arrangement or understanding with HQI Transelec or any "affiliate" of HQI Transelec (within the meaning of Rule 405 under the Securities Act) to distribute the new registered notes to be received in the Exchange Offer and (3) it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of new registered notes received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agents or HQI Transelec to be necessary or desirable to complete the exchange, assignment and transfer of the outstanding notes tendered hereby or transfer of ownership of such outstanding notes on the account books maintained by a book-entry transfer facility.

    The undersigned understands and agrees that HQI Transelec reserves the right not to accept tendered outstanding notes from any tendering Holder if HQI Transelec determines, in its sole and absolute discretion, that its ability to proceed with the Exchange Offer would be impaired by a pending or threatened action or proceeding with respect to the Exchange Offer or that such acceptance could result in a violation of applicable securities or other laws.

    For purposes of the Exchange Offer, HQI Transelec shall be deemed to have accepted validly tendered outstanding notes when, as and if HQI Transelec has given oral or written notice thereof to the Principal Exchange Agent. If any tendered outstanding notes are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged outstanding notes will be returned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions," without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the Principal Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the Prospectus under the "The Exchange Offer--Book-Entry Transfer," such non-exchanged outstanding notes will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

    The undersigned understands and acknowledges that HQI Transelec reserves the right in its sole discretion to purchase or make offers for any outstanding notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer--Extensions, Delay in Acceptance, Termination or Amendment" to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase outstanding notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

    The undersigned understands that tenders of outstanding notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and HQI Transelec upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered outstanding notes by HQI Transelec and the issuance of new registered notes in exchange therefor shall constitute performance in full by HQI Transelec of its respective obligations under the Exchange Offer and registration rights agreement and that, upon the issuance of the new registered notes, HQI Transelec will have no further obligations or liabilities thereunder (except in certain limited circumstances).

    The undersigned will, upon request, execute and deliver any additional documents deemed by either Exchange Agent or HQI Transelec to be necessary or desirable to complete the assignment and transfer of the outstanding notes tendered hereby.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

    By acceptance of the Exchange Offer, each broker-dealer that receives new registered notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by HQI Transelec of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice HQI Transelec agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until HQI Transelec has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

    Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the new registered notes issued in exchange for the outstanding notes accepted for exchange and return any outstanding notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of outstanding notes tendered by DTC, Euroclear or Clearstream Luxembourg, by credit to the respective account at DTC, Euroclear or Clearstream Luxembourg). Similarly, unless otherwise indicated under

"Special Delivery Instructions," please send the certificates representing the new registered notes issued in exchange for the outstanding notes accepted for exchange and return any outstanding notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC, Euroclear or Clearstream Luxembourg. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the new registered notes issued in exchange for the outstanding notes accepted for exchange and return any outstanding notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that HQI Transelec has no obligations pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any outstanding notes from the name of the registered holder(s) thereof if HQI Transelec does not accept for exchange any of the outstanding notes so tendered.

      PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE
                        GUARANTEED DELIVERY PROCEDURES.

  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES REGARDLESS OF
       WHETHER OUTSTANDING NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

    This Letter of Transmittal must be signed by the registered Holder(s) of outstanding notes exactly as its (their) name(s) appear(s) on certificate(s) of outstanding notes or, if tendered by a participant in DTC, Euroclear or Clearstream Luxembourg, exactly as such participant's name appears on its security position listing it as the owner of outstanding notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the outstanding notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to HQI Transelec of such person's authority to so act. (See Instruction 6.) If the signature appearing below is not the registered Holder(s) of the outstanding notes, then the registered Holder(s) must sign a valid proxy.

----------------------------------------------------------------------------------------------------

                       x                             Date:

                       x                             Date:
         SIGNATURE(S) OF HOLDER(S) OR
             AUTHORIZED SIGNATORY

                   Name(s):                          Address:
                (PLEASE PRINT)                                    (INCLUDING ZIP CODE)

                Capacity(ies):                       Area Code and Telephone No.:

                         Tax Identification or Social Security Number(s).:

                           [PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN.]

                                        SIGNATURE GUARANTEE
                                     (SEE INSTRUCTION 1 HEREIN)
                  CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

                       (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

         (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF FIRM)

                                       (AUTHORIZED SIGNATURE)

                                           (PRINTED NAME)

                                              (TITLE)

Date:
----------------------------------------------------------------------------------------------------

---------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS
                           (SEE INSTRUCTION 7 HEREIN)

      To be completed ONLY if certificates for outstanding notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or the new registered notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from, that shown in the box entitled "Description of Outstanding Notes" within this Letter of Transmittal, or if new registered notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC, Euroclear or Clearstream Luxembourg other than the account indicated above.

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

---------------------------------------------------------
---------------------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS
                           (SEE INSTRUCTION 7 HEREIN)

      To be completed ONLY if certificates for outstanding notes in a principal amount not tendered or not accepted for exchange are to be sent to, or the new registered notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal, or to an address different from, that shown in the box entitled "Description of Outstanding Notes" within this Letter of Transmittal, or to be credited to an account maintained at DTC, Euroclear or Clearstream Luxembourg other than the account indicated above.

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

-----------------------------------------------------

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION

    1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the outstanding notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC, Euroclear or Clearstream Luxembourg whose name appears on a security position listing as the owner of outstanding notes) who has not completed the box set forth herein entitled "Special Registration Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

    2.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING
NOTES. Certificates for the physically tendered outstanding notes (or a confirmation of a book-entry transfer to the Principal Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg of all outstanding notes tendered electronically), as well as, in the case of physical delivery of outstanding notes, a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by an Exchange Agent at its address set forth herein prior to 5:00 P.M. New York City time, on the Expiration Date. The method of delivery of the tendered outstanding notes, this Letter of Transmittal and all other required documents, or book-entry transfer and transmission of an Agent's Message (as defined below) by a DTC, Euroclear or Clearstream Luxembourg participant, to the applicable Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the applicable Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or outstanding notes should be sent to HQI Transelec, DTC, Euroclear or Clearstream Luxembourg.

    The Principal Exchange Agent will make a request to establish an account with respect to the outstanding notes at DTC, Euroclear or Clearstream Luxembourg for purposes of the Exchange Offer promptly after receipt of the Prospectus, and any financial institution that is a participant in DTC, Euroclear or Clearstream Luxembourg may make book-entry delivery of outstanding notes by causing DTC, Euroclear or Clearstream, Luxembourg, as the case may be, to transfer such outstanding notes into the Principal Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg, as the case may be, in accordance with the relevant entity's procedures for transfer. However, although delivery of outstanding notes may be affected through book-entry transfer at DTC, Euroclear or Clearstream Luxembourg, an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Principal Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

    A Holder may tender outstanding notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Principal Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Principal Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the outstanding notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and HQI Transelec may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on pages 4, 5 and 6, as applicable, of this Letter of Transmittal are true and correct.

    Holders of outstanding notes held through Euroclear or Clearstream Luxembourg, are required to use book-entry transfer pursuant to the standard operating procedures of Euroclear or Clearstream Luxembourg, as the case may be, to accept the Exchange Offer and to tender their outstanding notes. A computer-generated message must be transmitted to Euroclear or Clearstream Luxembourg, as the case may be, in lieu of a Letter of Transmittal, in order to tender the outstanding notes in the Exchange Offer.

    Holders who wish to tender their outstanding notes and (i) whose outstanding notes are not immediately available or (ii) who cannot deliver their outstanding notes, this Letter of Transmittal or any other documents required hereby to an Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their outstanding notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined above) or pursuant to the DTC, Euroclear or Clearstream Luxembourg standard operating procedures; (ii) prior to the Expiration Date, the applicable Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the outstanding notes, the certificate number or numbers of such outstanding notes and the principal amount of outstanding notes tendered, stating that the tender is being made thereby and guaranteeing that within three Business Days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the outstanding notes (or a confirmation of electronic mail delivery of book-entry delivery into the Principal Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg) and any of the required documents will be deposited by the Eligible Institution with the applicable Exchange Agent and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered outstanding notes in proper form for transfer or a confirmation of electronic mail delivery of book-entry delivery into the Principal Exchange Agent's account at DTC, Euroclear or Clearstream Luxembourg, must be received by the applicable Exchange Agent within three Business Days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of outstanding notes who wishes to tender his outstanding notes pursuant to the guaranteed delivery procedures described above must ensure that the applicable Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request to an Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their outstanding notes according to the guaranteed delivery procedures set forth above.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered outstanding notes or this Letter of Transmittal will be determined by HQI Transelec in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the outstanding notes for exchange. HQI Transelec reserves the absolute right to reject any and all outstanding notes or Letter of Transmittal not properly tendered or any tenders HQI Transelec's acceptance of which would, in the opinion of counsel for HQI Transelec, be unlawful. HQI Transelec also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular outstanding notes. HQI Transelec's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of outstanding notes must be cured within such time as HQI Transelec shall determine. Although HQI Transelec intends to notify Holders of defects or irregularities with respect to tenders of outstanding notes, neither HQI Transelec, the Exchange Agents nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of outstanding notes, nor shall any of them incur any liability for failure to give such notification. Tenders of outstanding notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any outstanding notes received by the Exchange Agents that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agents to the tendering Holders of outstanding notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

    3. INADEQUATE SPACE. If the space provided is inadequate, the certificate numbers and/or the number of the outstanding notes should be listed on a separate signed schedule attached hereto.

    4. TENDER BY HOLDER. Except in limited circumstances, only a registered Holder of outstanding notes or a Euroclear, Clearstream Luxembourg, or DTC participant listed on a securities position listing furnished by Euroclear, Clearstream Luxembourg, or DTC with respect to the outstanding notes may tender its outstanding notes in the Exchange Offer. Any beneficial owner of outstanding notes who is not the registered Holder and is not a Euroclear, Clearstream Luxembourg, or DTC participant and who wishes to tender their outstanding notes in the Exchange Offer should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its outstanding notes, either make appropriate arrangements to register ownership of the outstanding notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such outstanding notes.

    5. PARTIAL TENDERS; WITHDRAWALS. Tenders of outstanding notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any outstanding notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Outstanding Notes." The entire principal amount of outstanding notes delivered to the Exchange Agents will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all outstanding notes is not tendered, outstanding notes for the principal amount of outstanding notes is not tendered and a certificate or certificates representing new registered notes issued in exchange of any outstanding notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, Euroclear or Clearstream Luxembourg, promptly after the outstanding notes are accepted for exchange.

    Except as otherwise provided herein, tenders of outstanding notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of outstanding notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by an Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must
(1) specify the name of the person having deposited the outstanding notes to be withdrawn (the "Depositor"), (2) identify the outstanding notes to be withdrawn (including the certificate number or numbers and principal amount of such outstanding notes, or, in the case of outstanding notes transferred by book-entry transfer the name and number of the account at Euroclear, Clearstream Luxembourg or DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such outstanding notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the outstanding notes register the transfer of such outstanding notes into the name of the person withdrawing the tender and (4) specify the name in which any such outstanding notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by HQI Transelec, whose determination shall be final and binding on all parties. Any outstanding notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no new registered notes will be issued with respect thereto unless the outstanding notes so withdrawn are validly re-tendered. Any outstanding notes which have been tendered but which are not accepted for exchange by HQI Transelec will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn outstanding notes may be re-tendered by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

    6.  SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND
ENDORSEMENTS. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the outstanding notes tendered hereby, the signature must correspond with the name(s) as written on the face of the outstanding notes without alteration, enlargement or any change whatsoever.

    If any of the outstanding notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If a number of outstanding notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of outstanding notes.

    If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the outstanding notes) of outstanding notes tendered and the certificate(s) for new registered notes issued in exchange therefor is to be issued (or any untendered principal amount of outstanding notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered outstanding note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the outstanding notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of outstanding notes listed therein, such outstanding notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the outstanding notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the outstanding notes.

    If this Letter of Transmittal (or copy hereof) or any outstanding notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by HQI Transelec, evidence satisfactory to HQI Transelec of their authority to so act must be submitted with this Letter of Transmittal.

    Endorsements on outstanding notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

    7. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which new registered notes or substitute outstanding notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the outstanding notes through DTC, Euroclear or Clearstream Luxembourg, if different from the account maintained at DTC, Euroclear or Clearstream Luxembourg indicated above). In the case of issuance in a different name, the tax identification or social security number of the person named must also be indicated.

    8. TRANSFER TAXES. HQI Transelec will pay all transfer taxes, if any, applicable to the exchange of outstanding notes pursuant to the Exchange Offer. If, however, certificates representing new registered notes or outstanding notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the outstanding notes tendered hereby, or if tendered outstanding notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reasons other than the exchange of outstanding notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

    Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the outstanding notes listed in this Letter of Transmittal.

    9. WAIVER OF CONDITIONS. HQI Transelec reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any outstanding notes tendered.

    10. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. Any tendering Holder whose outstanding notes have been mutilated, lost, stolen or destroyed should contact an Exchange Agent at the address indicated herein for further instruction.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to an Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                           IMPORTANT TAX INFORMATION

    The Holder is required to give the applicable Exchange Agent the social security number or employer identification number of the Holder of the outstanding notes. If the outstanding notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

--------------------------------------------------------------------------------------------------------------------
                                       PAYOR'S NAME: HQI TRANSELEC CHILE S.A.
--------------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     PART 1--PLEASE PROVIDE                 Social Security Number or
               FORM W-9                      YOUR TIN IN THE BOX AT              Employer Identification Number
      DEPARTMENT OF THE TREASURY             RIGHT AND CERTIFY BY                      -------------------
       INTERNAL REVENUE SERVICE              SIGNING AND DATING BELOW
                                             ------------------------------------------------------------
                                             PART 2--Check the box if you are NOT subject to back-up withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue
     PAYOR'S REQUEST FOR TAXPAYER            Code because
      IDENTIFICATION NUMBER (TIN)
                                             1. you have not been notified that you are subject to back-up withholding as a result of failure to report all interest or dividends,
                                             2. the Internal Revenue Service has notified you that you are no longer subject to back-up withholding or
                                             3. you are exempt. / /

                                             CERTIFICATION--UNDER PENALTY OF PERJURY, I CERTIFY THAT THE INFORMATION
                                             PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
                          Sign Here -->      SIGNATURE:                                     PART 3--

                                             DATE:                                  Check if Awaiting TIN / /
--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                         (DO NOT WRITE IN SPACE BELOW)

-------------------------------------------------------------------------------------------------
    Certificate Surrendered        Outstanding Notes Tendered       Outstanding Notes Accepted
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
      Delivery Prepared by                 Checked by                          Date
-------------------------------------------------------------------------------------------------

                THE EXCHANGE AGENTS FOR THE EXCHANGE OFFER ARE:

Bankers Trust Company                    DEXIA Banque Internationale a
Principal Exchange Agent                   Luxembourg S.A.
c/o BT Services Tennessee, Inc.          Luxembourg Exchange Agent
Reorganization Unit                      69, route d'Esch
P.O. Box 292737                          L2953, Luxembourg
Nashville, TN 37229-2737                 Attn: Transactional Execution Group
Telephone: (615) 835-3572                Telephone: (3-52) 4590-0001
Facsimile: (615) 835-3701                Facsimile: (3-52) 4590-4227

    FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE PRINCIPAL EXCHANGE AGENT BY TELEPHONE AT
(615) 835-3572, OR BY FACSIMILE AT (615) 835-3701 OR THE LUXEMBOURG EXCHANGE AGENT BY TELEPHONE AT (3-52) 4590-0001, OR BY FACSIMILE AT (3-52) 4590-4227.

    ALL OUTSTANDING NOTES MUST BE TENDERED BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW REGISTERED NOTES FOR THEIR OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OUTSTANDING NOTES TO DTC, EUROCLEAR OR CLEARSTREAM LUXEMBOURG, AS THE CASE MAY BE, PRIOR TO THE EXPIRATION DATE OR PROVIDE NOTICE OF GUARANTEED DELIVERY TO AN EXCHANGE AGENT AS DESCRIBED HEREIN.